Supplement Dated February 20, 2019
To The Prospectus Dated April 30, 2018

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective January 1, 2019, for the JNL/American Funds Growth Fund, please delete all references to Martin Romo.

Effective January 1, 2019, in the section entitled, "Summary Overview of Each Fund," under "Portfolio Management," for the JNL/American Growth Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mark L. Casey	May 2017	Partner, Capital World InvestorsSM ("CWI")
Michael T. Kerr	March 2012	Partner, CWI
Andraz Razen	April 2015	Partner, CWI
Anne-Marie Peterson	January 2019	Partner, CWI
Alan J. Wilson	April 2014	Partner, CWI

Effective January 1, 2019, in the section entitled, "Additional Information About Each Fund," under "Portfolio Management of the Master Fund," for the JNL/American Growth Fund, please delete the fourth bullet in the entirety and replace with the following:

•	Anne-Marie Peterson is a Partner – CWI and has been an investment professional for 24 years in total, 14 years with CRMC or its affiliates.

This Supplement is dated February 20, 2019.

Supplement Dated February 20, 2019
To The Statement of Additional Information
 Dated April 30, 2018

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective January 1, 2019, for the JNL/American Funds Growth Fund, please delete all references to Martin Romo.

Effective January 1, 2019, on page 141, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "Other Accounts Managed by AFIS Master Fund Portfolio Managers," please delete the table and corresponding endnotes for the AFIS Master Growth Fund and replace with the following, which includes information as of December 31, 2017, unless otherwise indicated:

Portfolio Managers	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1,2]	AUM ($ bil) [1,2]	Other Accounts[1]	AUM ($ bil)[1]
Mark L. Casey	2	$274.0	0	$0	0	$0
Michael T. Kerr	3	$399.1	0	$0	0	$0
Andraz Razen	1	$39.0	0	$0	0	$0
Anne-Marie Peterson*	1	$180.2	0	$0	0	$0
Alan Wilson	3	$403.7	0	$0	0	$0
* As of October 31, 2018.
[1] Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or account has an advisory fee that is based on the performance of the RIC, PIV or account.

[2] Personal brokerage accounts of portfolio managers and their families are not reflected.

This Supplement is dated February 20, 2019.